UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Western Uranium Corporation

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting (the “Meeting”) of Shareholders of Western Uranium Corporation (the “Company” or “Western”) will be held at the OTCQX Market Center located at 304 Hudson Street 3rd Floor, New York, NY 10013 at 10:00 a.m. (Eastern Daylight Time) (‘EDT’), on Friday the 29th day of June, 2018, for the following purposes:

1.	to receive the audited annual consolidated financial statements of the Company for the fiscal period ended December 31, 2017, together with the report of the auditors (the “Financial Statements”);

2.	to elect the directors of the Company for the ensuing year;

3.	to re-appoint MNP LLP as the auditors of the Company for the ensuing year and to authorize the directors to fix their remuneration;

4.	to consider, and if deemed advisable, approve changing the Company’s name to “Western Uranium & Vanadium Corp.” or a variant thereof by adopting a special resolution substantially in the form set out in the information circular for the Meeting; and

5.	to transact such other business as may properly be brought before the Meeting or any adjournment or adjournments thereof.

Your vote is important. If you held shares in the Company on May 15, 2018, you are entitled to receive notice of and vote at this Meeting or any postponement or adjournment of it. This notice is accompanied by the Management Information Circular which describes who can vote, how to vote, and what the Meeting will cover. The Financial Statements have been filed under the Company’s profile on SEDAR at www.sedar.com in accordance with the Company’s continuous disclosure obligations and will be presented to shareholders at the Meeting.

As described in the “notice and access” notification mailed to shareholders of the Company, Western has opted to deliver its Meeting materials to shareholders by posting them on its website at www.western-uranium.com. The use of this alternative means of delivery is more environmentally friendly and more economical as it reduces the Company’s paper and printing use and the Company’s printing and mailing costs. The Meeting materials will be available on the Company’s website (www.western-uranium.com) on May 30, 2018 and will remain on the website for one full year. The Meeting materials will also be available under Western’s profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov.

Shareholders who wish to receive paper copies of the Meeting materials prior to the meeting may request copies from Capital Transfer Agency Inc., the registrar and transfer agent for Western, by calling 1-844-499-4482 or by sending an email to info@capitaltransferagency.com no later than June 19, 2018.

If you are not able to attend the Meeting, please vote by using the proxy form or voting instruction form included with the “notice and access” notification and return it according to the instructions provided before 10:00 a.m. EDT on June 28, 2018.

DATED at Toronto, Ontario and Nucla, Colorado this 29th day of May, 2018.

BY ORDER OF THE BOARD

(signed) “George Glasier”

George Glasier, President and Chief Executive Officer

330 Bay Street, Suite 1400, Toronto, Ontario M5H 2S8

MANAGEMENT INFORMATION CIRCULAR

As of May 29, 2018

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

to be held on Friday, June 29, 2018

GENERAL PROXY INFORMATION

SOLICITATION OF PROXIES

This Management Information Circular (the “Circular”) is furnished in connection with the solicitation of proxies by and on behalf of the management (the “Management”) of Western Uranium Corporation (the “Company” or “Western”) for use at the Annual General and Special Meeting of shareholders of the Company (the “Shareholders”) to be held at the OTCQX Market Center located at 304 Hudson Street 3rd Floor, New York, NY 10013 at 10:00 a.m. Eastern Daylight Time (“EDT”), on Friday the 29th day of June, 2018 and at any adjournment thereof (the “Meeting”) for the purposes set out in the enclosed notice of meeting (the “Notice of Meeting”).

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally by the directors and/or officers of the Company. Registered shareholders of the Company and beneficial holders of the Company’s shares holding through intermediaries will be sent a notice and form of proxy for the Meeting in accordance with notice-and-access rules, . Arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares (“Shares”) held of record by such certain persons and the Company may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Company.

The approximate date on which proxy materials are expected to be first sent or given to shareholders is May 30, 2018.

The record date for determining the Shareholders of the Company entitled to notice of, and to attend and vote their shares at, the Meeting is May 15, 2018 (the “Record Date”).

NOTICE-AND-ACCESS

National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), and National Instrument 51-102 – Continuous Disclosure Obligations, allow for the use of the notice-and-access system for the delivery to shareholders of certain materials, including the notice of meeting, management information circular, annual financial statements and management’s discussion and analysis (collectively, the “Meeting Materials”) by reporting issuers.

Under the notice-and-access system, reporting issuers are permitted to deliver the Meeting Materials by posting them on SEDAR at www.sedar.com as well as a website other than SEDAR and sending a notice package (the “Notice Package”) to shareholders that includes: (i) the relevant form of proxy or VIF; (ii) basic information about the meeting and the matters to be voted on; (iii) instructions on how to obtain a paper copy of the Meeting Materials; and (iv) a plain-language explanation of how the notice-and-access system operates and how the Meeting Materials can be accessed online.

As described in the notice-and-access notification mailing to the Shareholders on or about May 30, 2018, Western has elected to deliver its Meeting Materials to Beneficial Holders using the notice-and-access system. Therefore, the Notice Package will be sent via prepaid mail directly to the NOBOs and, indirectly, through intermediaries to the OBOs; Western is assuming the cost of such delivery to OBOs. Registered Shareholders and those Beneficial Holders with existing instructions on their account to receive printed materials will receive a printed copy of the Meeting Materials with the Notice Package. Western is not using a procedure known as “stratification” in relation to its use of notice-and-access. Stratification occurs when a reporting issuer, while using notice-and-access, also provides a paper copy of the management information circular to some of its shareholders with the notice package. In relation to the Meeting, all Shareholders will receive the required documentation under the notice-and-access system, and will not include a paper copy of the Information Circular.

The Meeting Materials can be viewed online under Western’s profile at www.sedar.com or at Western’s website at http://www.western-uranium.com/. Shareholders may request paper copies of the Meeting Materials be sent to them by postal delivery at no cost. Requests for Meeting Materials may be made up to one year from the date the Information Circular was filed on SEDAR by emailing info@capitaltransferagency.com or by emailing the Company at rklein@western-uranium.com. Shareholders who wish to receive paper copies of the Meeting Materials prior to the meeting may request copies from Capital Transfer Agency Inc., the registrar and transfer agent for Western, by calling 1-844-499-4482 or by sending an email to info@capitaltransferagency.com no later than June 19, 2018.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed form of proxy are officers or directors of the Company (the “Management Designees”). A REGISTERED SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER OF THE COMPANY, TO REPRESENT HIM OR HER AT THE MEETING MAY DO SO by inserting such other person’s name in the blank space provided in the form of proxy and depositing the completed proxy with the Transfer Agent of the Company, Capital Transfer Agency Inc., 390 Bay Street, Suite 920, Toronto, Ontario M5H 2YS. A proxy can be executed by the Shareholder or his attorney duly authorized in writing, or, if the Shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized.

In addition to any other manner permitted by law, the proxy may be revoked before it is exercised by instrument in writing executed and delivered in the same manner as the proxy at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof at which the proxy is to be used or delivered to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof prior to the time of voting and upon either such occurrence, the proxy is revoked.

Please note that Shareholders who receive their Notice Package from Broadridge Investor Communication Solutions, Canada (“Broadridge”) must return the proxy forms, once voted, to Broadridge for the proxy to be dealt with.

DEPOSIT OF PROXY

By resolution of the Directors duly passed, ALL PROXIES TO BE USED AT THE MEETING MUST BE DEPOSITED NO LATER THAN 10:00 A.M. EDT ON THE BUSINESS DAY PRECEDING THE DAY OF THE MEETING, BEING THURSDAY, JUNE 28, 2018 WITH THE COMPANY’S TRANSFER AGENT, CAPITAL TRANSFER AGENCY INC. An envelope for the return of completed proxies is also being sent to registered shareholders.

ADVICE TO BENEFICIAL SHAREHOLDERS

Only registered Shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, Shares owned by a person are registered either (a) in the name of an intermediary (an “Intermediary”) that the non-registered holder deals with in respect of the Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited (“CDS”)) of which the Intermediary is a participant (a “Non-Registered Holder”). In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Company is distributing the Meeting Materials to Shareholders by posting Meeting Materials on its website at www.western-uranium.com. The Meeting Materials will be available on the Company’s website on May 30, 2018 and will remain on the website for one full year. The Meeting materials will also be available under Western’s profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov. The Company will only be mailing the Notice Package. Intermediaries are required to forward the Notice Package to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Notice Package to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive the Notice Package will either:

a)  be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the Non-Registered Holder but which is not otherwise completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified; or

b)   be given a form of proxy which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “Voting Instruction Form”) which the Intermediary must follow. Typically the Non-Registered Holder will also be given a page of instructions which contains a removable label containing a bar code and other information. In order for the form of proxy to validly constitute a Voting Instruction Form, the Non-Registered Holder must remove the label from the instructions and affix it to the Voting Instruction Form, properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Shares they beneficially own. Should a Non-Registered Holder who receives either form of proxy wish to vote at the Meeting in person, the Non-Registered Holder should strike out the persons named in the form of proxy and insert the Non-Registered Holder’s name in the blank space provided. Non-Registered Holders should carefully follow the instructions of their Intermediary including those regarding when and where the form of proxy or Voting Instruction Form is to be delivered.

All references to shareholders in this Circular and the accompanying instrument of proxy and Notice of Meeting are to Shareholders of record unless specifically stated otherwise.

EXERCISE OF DISCRETION BY PROXIES

Shares represented by properly executed proxies in favour of the persons designated in the form of proxy will be voted on or withheld from voting in accordance with the instructions of the Shareholder on any ballot that may be called for and, where the person whose proxy is solicited specifies a choice with respect to the matters identified in the proxy.

Shares represented by properly executed proxies in favour of the persons designated in the form of proxy, provided for voting at the meeting in the absence of any direction to the contrary, will be voted FOR the item of business as set out in the Notice of Meeting and as stated elsewhere in this Circular.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to any amendment, variation or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. IF ANY SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS WHICH ARE NOT NOW KNOWN TO THE MANAGEMENT DESIGNEES SHOULD PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXIES HEREBY SOLICITED WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON OR PERSONS VOTING SUCH PROXIES. As of the date of this Circular, management of the Company knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the accompanying Notice of Meeting.

EFFECTIVE DATE

The effective date of this Circular is May 29, 2018.

CURRENCY

Unless otherwise stated, all amounts expressed in this Circular are in United States Dollars.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Each Shareholder of record will be entitled to one (1) vote for each Share held at the Meeting.

Shareholders of record of the Shares of the Company on the Record Date will be entitled either to attend the Meeting in person and vote Shares held by them at that Meeting or, provided an appropriately completed and executed proxy shall have been delivered to the Company as described herein, to attend and vote their Shares at the Meeting by proxy. However, if a holder of Shares of the Company has transferred any Shares after the Record Date and the transferee of such Shares establishes ownership thereof and makes a written demand, not later than ten (10) days before the Meeting, to be included in the list of Shareholders entitled to vote at the Meeting, the transferee will be entitled to vote such Shares.

As of the Record Date, the authorized capital of the Company consisted of an unlimited number of common shares, of which 21,480,954 Shares were issued and outstanding as fully paid and non-assessable.

To the knowledge of the directors and executive officers of the Company, the only persons or companies that beneficially own, or control or direct, shares carrying 10% or more of the voting rights attached to all outstanding shares of the Company as at the Record Date are:

Name of Shareholder	Number of Shares Held(1)	Percentage of issued and outstanding Shares(2)
George Glasier	4,783,333	22.3%
Baobab Asset Management LLC	2,460,326	11.5%

Notes:

(1)	Information obtained from the insider reports available under the Company’s profile on SEDI at www.sedi.ca.
(2)	Based on 21,480,954 Shares of the Company outstanding as at the Record Date.

The following table sets forth information with respect to the beneficial ownership of Shares as of May 25, 2018 by:

●	each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding Shares;
●	each of our directors and executive officers; and
●	all of our directors and executive officers as a group.

The amounts and percentages of Shares beneficially owned are reported on the basis of regulations of the U.S. Securities and Exchange Commission (“SEC”) governing the determination of beneficial ownership of securities. The information relating to the Company’s 5% beneficial owners is based on information we received from such holders. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise set forth in the footnotes to the table below, the address of persons listed below is c/o Western Uranium Corporation, 330 Bay Street, Suite 1400, Toronto, Ontario, Canada M5H 2S8. Unless otherwise indicated in the footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated securities.

Name of Beneficial Owner	Number of Securities(8)	Percentage of Outstanding Common Shares on a Partially Diluted Basis(1)

5% or Greater Stockholders
George Glasier(2)	5,133,333	23.5%
Baobab Asset Management LLC(3)	2,810,326	12.9%

Directors and Named Executive Officers
George Glasier(2)	5,133,333	23.5%
Bryan Murphy(6)	100,000	* %
Andrew Wilder(4)	350,000	1.6%
Robert Klein(5)	320,000	1.5%
Russell Fryer(3) (7)	2,810,326	12.9%

All current executive officers and directors as a group (4 persons)	5,903,333	26.1%

Notes:

*	Represents holdings of less than 1% of Shares outstanding.
(1)	Based on 21,480,954 Shares outstanding on May 25, 2018 and, with respect to each individual holder, rights to acquire Shares exercisable within 60 days of May 25, 2018.
(2)	Consists of 4,783,333 Shares and 350,000 Shares of common stock issuable upon the exercise of stock options.
(3)	Consists of 2,460,326 Shares registered in the name of Baobab Asset Management LLC, of which Russell Fryer is the beneficiary and 350,000 Shares issuable upon the exercise of stock options held by Mr. Fryer.
(4)	Consists of 350,000 Shares issuable upon the exercise of stock options held by Mr. Wilder.
(5)	Consists of 20,000 Shares and 300,000 Shares issuable upon the exercise of stock options held by Mr. Klein.
(6)	Consists of 100,000 Shares issuable upon the exercise of a stock options held by Mr. Murphy.
(7)	Russell Fryer provided his services to the Company as a director and executive Chairman of the Company through a consulting agreement between Baobab Asset Management LLC and the Company. On January 29, 2018, the Company provided the requisite 90-day notification to terminate the consulting agreement, effective April 30, 2018. Subsequently on May 1, 2018, Mr. Fryer resigned as director and chairman of the board of directors.
(8)	Information obtained from the insider reports available under the Company’s profile on SEDI at www.sedi.ca.

FINANCIAL STATEMENTS

The audited consolidated financial statements of the Company for the financial year ended December 31, 2017 and the report of the auditor thereon will be placed before Shareholders at the Meeting for their consideration. No formal action is expected to be taken at the Meeting to approve the financial statements. If any shareholder has questions regarding such financial statements, such questions may be brought to the management of the Company.

VOTES NECESSARY TO PASS RESOLUTIONS

The resolution proposed in this Circular to change the Company’s name to “Western Uranium & Vanadium Corp.” (discussed herein under Matter #3) must be passed by holders of not less than two-thirds of the votes of shareholders properly cast at the Meeting, whether in person, by proxy or otherwise (the “Special Resolution”). A simple majority of affirmative votes cast at the Meeting is required to pass all the other resolutions described herein. If there are more nominees for election as directors than there are vacancies to fill, those nominees receiving the greatest number of votes will be elected or appointed, as the case may be, until all such vacancies have been filled. If the number of nominees for election is equal to the number of vacancies to be filled, all such nominees who receive a simple majority of affirmative votes cast at the Meeting will be declared elected by acclamation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, no proposed nominee for election as a director of the Company, none of the persons who have been directors or executive officers of the Corporation since the commencement of the Company’s last completed financial year, and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting except as disclosed herein.

MATTER #1-ELECTION OF DIRECTORS

The articles of incorporation, as amended, of the Company currently provide that the number of directors of the Company will be a minimum of three and a maximum of ten. The by-laws of the Company provide that when the articles of the Company provide for a minimum and maximum number of directors, the number of directors within the range specified in the Articles may be determined from time to time by resolution of the Board. The Board has determined that there should be three directors. The term of office of the current three directors expires at the Meeting. All of the current directors (namely, George Glasier, Andrew Wilder and Bryan Murphy) are nominated for election at the Meeting as management’s nominees.

The persons named in the accompanying proxy, if not expressly directed otherwise in such proxy, will vote the Shares in respect of which they have been appointed proxyholder in favour of the election of those persons listed below as nominees as directors. Each director elected will hold office until the close of the next annual meeting of shareholders of the Company following his election unless his office is earlier vacated in accordance with the by-laws of the Company. Management recommends that shareholders vote in favour of these nominees.

The Board expects management to operate the business of the Company in a manner that enhances shareholder value and is consistent with the highest level of integrity. Management is expected to execute the Company’s business plan and to meet performance goals and objectives.

The following table sets out the name of each person proposed to be nominated by management for election as a director, all other positions and offices with the Company and any significant affiliate now held by him, if any, his principal occupation or employment, the period or periods of service as a director of the Company and the approximate number of shares of the Company beneficially owned by him directly or indirectly, by, or subject to control or direction of, such person as of May 29, 2018:

Name, Province/State of Residence, and Positions with the Company	Director since	Principal Occupation and Past Experience	Shares Beneficially Owned
George E. Glasier Colorado, USA Director, President & CEO, Member of the Audit Committee	November 2014	Cattle rancher. Previously President and founder of CEO Energy Fuels Inc.	4,783,333
Bryan Murphy Ontario, CAN Director, Chairman of the Board, Member of the Audit Committee	January 2018	Managing Partner of Quest Partners	0
Andrew Wilder New York, USA Director, Chairman of the Audit Committee	November 2014	CEO Cross River Group	0

Principal Occupation and Past Experience of Nominees

George E. L. Glasier, J.D., age 74, Director, President and Chief Executive Officer

Mr. Glasier has over 40 years experience in the uranium industry, with extensive experience in sales and marketing; project development and permitting uranium processing facilities. He was an Owner, Director and Vice President of Marketing at Energy Fuels Nuclear, the largest producer of uranium in the United States during the 1980’s. He is the Founder of Energy Fuels Inc. (formerly Volcanic Metals Exploration Inc.) and served as its Chief Executive Officer, President and Director from January 24, 2006 to March 31, 2010. At Energy Fuels, he was responsible for assembling a key management team, acquiring a portfolio of uranium projects, and leading the successful permitting process that culminated in the licensing of the Piñon Ridge Uranium Mill in Western Montrose County, Colorado. Mr. Glasier received his Juris Doctorate and Bachelor of Science/Business Administration from the University of Denver.

Bryan Murphy, age 49, Director

Mr. Murphy is a Managing Partner of Quest Partners, a boutique investment bank that focuses on the provision of M&A, corporate finance, and business strategy services. Since founding the firm in 2006, Mr. Murphy has developed extensive international experience and relationships advising high-growth businesses across North America, Europe, and the Middle East. In the prior dozen years, Mr. Murphy held senior management roles at Canadian Tire Corporation overseeing divisions and business lines. Mr. Murphy was also a board member of Covenant House Toronto, one of Canada’s largest homeless youth agencies. Mr. Murphy has an Honours Bachelor of Arts in Business Administration majoring in Finance and an MBA with Distinction from the University of Western Ontario Richard Ivey School of Business.

Andrew Wilder, age 47, Director

Mr. Wilder is a Managing Member, investment committee member, and COO and CFO at Inventiv Capital Management, an infrastructure and private equity fund management business focused on promoting the UN’s Sustainable Development Goals.  Previously Mr. Wilder was CFO, COO and co-founder of North Sound Capital, a $3 billion peak AUM long/short equity hedge fund, and more recently was founder and CEO of Cross River Group, a business development firm focused on private equity businesses and real asset project developers in the Natural Resource and Technology sectors. He co-founded Columbus Avenue Consulting, an independent fund administration business with 90 clients and $7 billion AUA which was sold in 2012. Earlier in his career, Mr. Wilder was the Head of Operations for C. Blair Asset Management, a $500 million long/short equity hedge fund based in Greenwich, CT. Mr. Wilder began his career as Manager in Audit for Deloitte & Touche. He currently serves on the Board of Directors for Western Uranium Corporation. Mr. Wilder holds the Chartered Accountant (Canada) designation and the CFA designation. He received a Masters in Business Administration from the University of Toronto and a Bachelor of Arts from the University of Western Ontario.

Executive Officers Not Nominated to Serve as Directors

Robert Klein, age 52, Chief Financial Officer

Mr. Klein has served as our Chief Financial Officer since October 19, 2016 and previously served as Western’s Vice President-Finance, taking leading roles in reporting, corporate transactions, and the public listing of the stock on both the CSE and OTCQX. This prior role was through the Cross River Advisors LLC (“Cross River”), where Mr. Klein was the Chief Operating Officer, and began on an Operating Partner basis with the formation of Western’s predecessor, Piñon Ridge Mining, LLC in April 2014. Previously, Mr. Klein was a Managing Director at Analytical Research, a hedge fund and hedge fund of funds research firm which he joined in 2010. He has a broad alternative investment background derived from operating and investment roles directly and through Exeter Analytics, a consulting firm he founded. Among these hedge fund and hedge fund of fund roles he served as the CFO of Five Points Capital, a hedge fund spin-out from Soros Fund Management. Earlier in his career, Mr. Klein worked for traditional institutions including the investment bank and private investment firms of Lehman Brothers and William E. Simon & Sons. Mr. Klein holds the Chartered Financial Analyst® designation, received an M.B.A. from the Robert H. Smith School of Business at the University of Maryland and a B.S. in Accounting from George Mason University.

Family Relationships

There are no family relationships among the Company’s directors and executive officers.

Compliance with Section 16(a) of the U.S. Exchange Act

Based solely upon a review of Form 3 and 4 reports and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2017 and any Form 5 reports and amendments thereto furnished to us with respect to the fiscal year ended December 31, 2017, as well as any written representation from a reporting person that no Form 5 is required, we are not aware that any officer, director or 10% or greater shareholder failed to file on a timely basis, as disclosed in the aforementioned forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2017 except as follows: George Glasier filed late one Form 4 reporting one transaction; Robert Klein filed late one Form 4 reporting one transaction; Russell Fryer filed late three Form 4s reporting four transactions; and Andrew Wilder filed late four Form 4s reporting five transactions and Siebels Hard Asset Fund Ltd. filed late one Form 4 reporting one transaction.

Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Company, no nominee is, as at the date of this Circular, or has been in the last 10 years before the date of this Circular, a director, chief executive officer or chief financial officer of any company (including the Company) that, while that person was acting in that capacity,

(a)	was subject to an order that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)	was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

To the knowledge of the Company, no nominee:

(a)	is, as at the date of this Circular, or has been within the 10 years before the date of this Circular, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)	has, within 10 years before the date of the Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

Penalties or Sanctions

To the knowledge of the Company, none of the nominees has been subject to any penalties or sanctions imposed by a court relating to Canadian securities legislation or by a Canadian securities regulatory authority or have entered into a settlement agreement with a Canadian securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor making an investment decision.

Involvement of Officers and Directors in Certain Legal Proceedings

None of our officers or directors has filed for bankruptcy, been convicted in a criminal proceeding or been the subject of any order, judgment, or decree permanently, temporarily, or otherwise limiting activities (1) in connection with the sale or purchase of any security or commodity or in connection with any violation of U.S. federal or state securities laws or U.S. Federal commodities laws, (2) engaging in any type of business practice, or (3) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the U.S. Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of an investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity.

Election of Directors

At the Meeting, Shareholders of the Company will be asked to elect to the Company’s Board of Directors the three individuals nominated for election by management (namely, George Glasier, Andrew Wilder and Bryan Murphy).

Unless a proxy specifies that the shares it represents are to be withheld from voting in favour of any of the candidates proposed above, the proxies named in the form of proxy intend to vote in favour of all the candidates proposed above.

MATTER #2-APPOINTMENT OF AUDITOR

Shareholders of the Company will be asked to approve the reappointment of MNP LLP of Toronto, Ontario as auditors of the Company to hold office until the next annual general meeting of the Company and will also propose that the Directors be authorized to fix the remuneration to be paid to the auditor. MNP LLP was first appointed as independent auditors of the Company at the July 18, 2014 shareholder meeting.

As this year’s Meeting is being held in New York rather than Toronto, a representative of Western’s auditors is not expected to be present at the Meeting.

Unless a proxy specifies that the shares it represents are to be withheld from voting in favour of the appointment of MNP LLP as the auditor of the Company, the proxies named in the form of proxy intend to vote in favour of the appointment of MNP LLP as the auditor of the Company and the authorization of the Board to fix the remuneration paid to auditor.

MATTER #3 PROPOSAL TO CHANGE THE COMPANY’S NAME TO

“WESTERN URANIUM & VANADIUM CORP.”

In recent years, vanadium has been a resource on the rise particularly due to demand from the steel industry (vanadium is a hardening additive in the steel production) and production of vanadium flow batteries. The Company holds large vanadium resources in the U.S. that make Western one of the more significant U.S. holders of vanadium resources. To reflect the increased importance of vanadium for the Company and to better reflect the diversification in Western’s mineral resources, it is proposed that the Company change its name to “Western Uranium & Vanadium Corp.”, or if that name is not available, to a substantially similar name (the “Name Change”). It is anticipated that upon the Name Change taking effect, the trading symbol for the Company’s common shares on the CSE will remain the same: “WUC”.

At the Meeting, in order to authorize the Name Change, shareholders will therefore be asked to pass a resolution substantially in the form of the resolution set out in Schedule “B” as a Special Resolution. This resolution will authorize the Board to determine whether and when to complete the Name Change, and to abandon implementation of the Name Change if the Board, in its discretion, determines it is appropriate to do so.

The Board recommends that shareholders of the Company vote “FOR” the Name Change. Unless a proxy specifies that the shares it represents are to be withheld from voting in favour of the approval of the Name Change, the proxies named in the form of proxy intend to vote in favour of approval of the Name Change.

MATTER #4 - OTHER MATTERS COMING BEFORE THE MEETING

Management of the Company knows of no other matter to come before the Meeting other than as set forth above and in the Notice of Meeting. Should any other matters properly come before the Meeting, the Shares represented by the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the person voting by proxy.

INFORMATION CONCERNING THE COMPANY

COMPENSATION OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

Basis of Reporting

Western Uranium Corporation was created on November 20, 2014 when Homeland Uranium Inc. changed its name subsequent to a reverse takeover of Homeland Uranium Inc. by Pinon Ridge Mining LLC. As part of that process, Homeland Uranium Inc. acquired 100% of the members’ interests of Pinon Ridge Mining LLC and subsequent to obtaining appropriate shareholder approvals, the Company reconstituted its Board of Directors and senior management team. Homeland Uranium Inc. was a non-listed reporting issuer subject to the rules and regulations of the Ontario Securities Commission. Concurrent with the reverse takeover, the Company completed a listing process on the Canadian Securities Exchange (the “CSE”).

In March 2015, Western Uranium Corporation and Black Range Minerals Limited (“Black Range”) entered into a definitive Merger Implementation Agreement, pursuant to which Western agreed to acquire all of the issued shares of Black Range by way of Scheme of Arrangement under the Australian Corporations Act 2001. On September 16, 2015, Western completed its takeover of Black Range, an Australian company that was listed on the ASX until the acquisition was completed.

On May 23, 2016, the Company’s common stock was approved for the commencement of trading on the OTCQX Best Market under the symbol “WSTRF”, and thereafter became an SEC reporting company on June 27, 2016. Western’s common shares continue to trade on the CSE under the symbol “WUC”. As a result of the transition to an SEC reporting company, Western has begun presenting its consolidated financial statements in accordance with United States’ generally accepted accounting principles (U.S. GAAP) replacing the former International Financial Reporting Standards (IFRS) presentation.

Consequently, the disclosure in this section is being presented in accordance with both the rules of the U.S. Securities Exchange and the Ontario Securities Commission. Thus, in order to comply with both regulatory regimes and conform to its financial statement presentation a reporting currency of U.S. dollars is utilized in all the tables.

Pursuant to National Instrument 51-102 Continuous Disclosure Obligations (Canada), the Company is required to disclose all compensation for services rendered to the Company for its two most recently completed financial years in respect of (i) the Chief Executive Officer (“CEO”), (ii) the Chief Financial Officer (“CFO”) and (iii) any other executive officer whose compensation in any of those years exceeded $150,000 (together, “Named Executive Officers”), as well as directors. during the financial years ended on December 31, 2016 and December 31, 2017, the Company had three Named Executive Officers: George Glasier (President and CEO), Andrew Wilder (CFO until October 19, 2016), Robert Klein (CFO from October 19, 2016), and Russell Fryer (Executive Chairman until April 30/May 1, 2018).

Total Compensation Excluding Compensation Securities

The table below sets out information concerning the compensation earned or awarded to the Company Named Executive Officers and Directors during the financial years from ended December 31, 2016 and 2017.

Total of compensation excluding compensation of securities
Name and position	Year	Salary, consulting fee, retainer or commission ($)	Bonus ($)	Committee or meeting fees ($)	Value of prerequisites ($)	Value of all other compensation ($)	Total compensation ($)
George Glasier, Chief Executive Officer, President and Director	2017 2016	165,000 Nil	Nil Nil	Nil Nil	Nil Nil	34,615 39,852	199,615 39,852
Andrew Wilder, Director and Former Chief Financial Officer	2017 2016	26,638 94,351	Nil Nil	Nil Nil	Nil Nil	34,615 39,852	61,253 134,203
Michael Skutezky(1), Former Chairman and Director	2017 2016	42,966 47,661	Nil Nil	Nil Nil	Nil Nil	Nil 53,135	42,966 100,796
Russell Fryer(2), Former Executive Chairman and Director	2017 2016	163,321 149,244	Nil Nil	Nil Nil	Nil Nil	34,615 39,852	197,936 189,096
Robert Klein, Chief Financial Officer	2017 2016	110,000 24,000	Nil Nil	Nil Nil	Nil Nil	34,615 26,568	144,615 50,568

Notes:

(1)	Michael Skutezky resigned from his board of director positions with the Company on July 27, 2017.
(2)

Russell Fryer provided his services to the Company as a director and executive chairman of the Company through a consulting agreement between Baobab Asset Management LLC and the Company. On January 29, 2018, the Company provided the requisite 90-day notification to terminate the consulting agreement, effective April 30, 2018. Subsequently, on May 1, 2018, Mr. Fryer resigned as director and chairman of the board of directors.

Incentive Plan Awards

During the financial year ended December 31, 2017, the Company issued 825,000 stock options to a number of its officers, consultants, directors and employees. Subsequently, the Company issued 100,000 stock options to Bryan Murphy in February 2018 when he joined the Board of Directors. Please see below chart for the options issued to named executive officers and directors of the Company during the financial year ended December 31, 2017.

Compensation Securities
Name and position	Type of compensation security	Number of compensation securities, number of underlying securities, and percentage of class	Date of issue or grant	Issue, conversion or exercise price ($)	Closing price of security or underlying security on date of grant ($)	Closing price of security or underlying security at year end December 31, 2017 ($)	Expiry date
George Glasier, Chief Executive Officer, President and Director	Stock Options	200,000	10/6/2017	$1.27	$0.90	$1.25	3/31/2023
Andrew Wilder, Director	Stock Options	200,000	10/6/2017	$1.27	$0.90	$1.25	3/31/2023
Russell Fryer,(1) Former Chairman and Director	Stock Options	200,000	10/6/2017	$1.27	$0.90	$1.25	3/31/2023
Robert Klein, Chief Financial Officer	Stock Options	200,000	10/6/2017	$1.27	$0.90	$1.25	3/31/2023

(1)

Russell Fryer provided his services to the Company as a director and executive chairman of the Company through a consulting agreement between Baobab Asset Management LLC and the Company. On January 29, 2018, the Company provided the requisite 90-day notification to terminate the consulting agreement, effective April 30, 2018. Subsequently on May 1, 2018, Mr. Fryer resigned as director and executive chairman of the board of directors.

The following table identifies all exercises of stock options or other compensation securities by Named Executive Officers and directors during the financial year ended December 31, 2017.

Exercise of Compensation Securities by Directors and NEOs Financial Year Ended December 31, 2017
Name and position	Type of compensation security	Number of compensation securities exercised	Exercise price per security ($)	Date of exercise	Closing price of security on date of exercise ($)	Difference between exercise price and closing price on date of exercise ($)	Total value on each exercise date ($)
George Glasier Chief Executive Officer, President and Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Andrew Wilder Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Russell Fryer Former Chairman and Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Robert Klein Chief Financial Officer	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Michael Skutezky Former Chairman and Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Employment, Consulting and Management Contracts

On February 8, 2017, the Company entered into an employment agreement with George Glasier, its Chief Executive Officer. The employment agreement provides for an initial term of January 1, 2017 through December 31, 2018 with automatic annual renewals unless the Company or Mr. Glasier was to provide 90 days written notice of their desire to not renew the agreement. That employment agreement provides for a base salary of $180,000 per annum and a discretionary annual cash bonus to be determined by the Company’s Board of Directors. For his services under that agreement, Mr. Glasier was paid $165,000 during the financial year ended December 31, 2017. No bonus was awarded to Mr. Glasier for that fiscal year. Pursuant to the agreement, Mr. Glasier is entitled to benefits upon the termination of his employment without cause or in case of a change of control of the Company under certain circumstances. The agreement defines “change of control” as follows: (a) a transaction or series of transactions whereby a person or a group becomes owner directly or indirectly of at least 50% of the securities of WUC; (b) a transaction or series of transactions whereby the Company transfers all or substantially all its assets; and (c) a merger or a consolidation between WUC and another entity whereby WUC’s stockholders prior to such merger or consolidation own less than 80% of the voting shares of the surviving entity. In the event of a change of control or if Mr. Glasier’s employment with the Company is terminated without cause, the Company is required to pay Mr. Glasier a lump sum representing the aggregate annual base salary for two and a half years (which at the date of this Circular would be $450,000).

On May 12, 2017, the Company entered into an engagement agreement with Robert Klein to continue his service as the Company’s Chief Financial Officer. The engagement agreement provides for an initial term of May 1, 2017 through June 30, 2017 and a base salary of $12,500 per month. On August 1, 2017, the Company extended the May 12, 2017 agreement with Mr. Klein from July 1, 2017 through September 30, 2017 at a base salary of $8,000 per month. On November 13, 2017, the Company entered into an employment agreement with Mr. Klein. The agreement became effective on October 1, 2017 and provides for an initial term through September 30, 2018 and compensation of $120,000 per annum and an annual bonus at the discretion of the Board of Directors. For his services under that agreement, Mr. Klein was paid $110,000 during the financial year ended December 31, 2017. No bonus was awarded to Mr. Klein for that fiscal year. Pursuant to the agreement Mr. Klein is entitled to benefits upon the termination of his employment without cause or in case of a change of control of the Company under certain circumstances. The agreement defines “change of control” as follows: (a) a transaction or series of transactions whereby a person or a group becomes owner directly or indirectly of at least 50% of the securities of WUC; (b) a transaction or series of transactions whereby the Company transfers all or substantially all its assets; and (c) a merger or a consolidation between WUC and another entity whereby WUC’s stockholders prior to such merger or consolidation own less than 80% of the voting shares of the surviving entity. In the event of a change of control where the transaction consideration is above $2.00 per share of the Company or if Mr. Klein’s employment with the Company is terminated without cause, the Company is required to pay Mr. Klein a lump representing his aggregate annual base salary for two and a half years (which at the date of this Circular would be $300,000).

Mr. Skutezky is the owner of Rhodes Capital Corporation (“Rhodes Capital”) and Michael R. Skutezky BA LLB. Professional Corporation. These companies provided consulting and legal services to the Company. During the year ended December 31,2017, the Company incurred $42,966 to these companies. This consisted of $39,924 in consulting and legal fees and $3,042 in director fees for Mr. Skutezky’s services. Mr. Skutezky resigned from the Board on July 27, 2017 and subsequently the consulting agreement and legal services agreement with Mr. Skutezky’s companies were terminated.

Russell Fryer provided his services to the Company as director and Executive Chairman of the Company through Baobab Asset Management LLC (“Baobab”), a company owned and controlled by Mr. Fryer. During the year ended December 31, 2017, the Company incurred $163,321 of consulting fees to Baobab. On January 29, 2018, the Company provided the requisite 90-day notification to terminate the consulting agreement, effective April 30, 2018. Subsequently, Mr. Fryer resigned on May 1, 2018 as director and chairman of the board of directors.

Bryan Murphy provides his services as director and member of the Audit Committee of the Company through Magellan Limited (a company owned and controlled by Mr. Murphy) as per a director compensation and indemnification agreement between the Company and Magellan Limited entered into on January 31, 2018. The monthly compensation paid by the Company to Mr. Murphy for his services as director and member of the Audit Committee of the Company is $2,000 plus HST.

Summary of Stock Option Plan

The Company maintains a stock option plan (the “Plan”) for its directors, officers, consultants and employees. All previously issued stock options awarded by Homeland Uranium Inc. were cancelled pursuant to the reverse takeover with Homeland Uranium Inc.

The Company’s maintains an Incentive Stock Option Plan which permits the granting of stock options as incentive compensation. This plan was approved by shareholders on June 30, 2008 and amendments to the plan were approved by shareholders on June 20, 2013, and the Board of Directors approved additional changes to the Plan on September 12, 2016.

As a result of the acquisition of Black Range Minerals Limited (the “Black Range Transaction”), options previously issued by Black Range were cancelled and new options were granted to the former Black Range officers and directors which have 2019 expirations. The additional outstanding options represent the Company’s issuance of stock options to a number of officers, consultants, directors and employees in the years ended December 31, 2016 and December 31, 2017. As at the date of this Circular, there are 1,783,664 stock options outstanding, each option entitling the option-holder to purchase one common share of the Company, as follows:

Number of Options	Exercise Price	Expiration Date
59,998	C$5.25	July 20, 2019
148,666	C$4.80	November 27, 2019
750,000	C$2.50	March 31, 2022
825,000	C$1.60	March 31 2023

On October 4, 2016, the Company granted an aggregate of 1,075,000 options to purchase common shares to a number of officers, consultants, directors and employees of the Company under the Company’s Incentive Stock Option Plan. The options shall have an exercise price of Cdn.$2.50 ($1.90) vesting equally over three years commencing initially on the date of grant and thereafter on October 31, 2016, and March 31, 2017 with a five-year term from the date of vesting.

On October 6, 2017, the Company granted options under the Plan for the purchase of an aggregate of 825,000 shares of common stock to ten individuals consisting of officers, consultants, directors and employees of the Company. The options have a five year term, an exercise price of CAD $1.60 ($1.27), and vest equally in thirds commencing initially on the date of grant and thereafter on October 31, 2017, and March 31, 2018.

On February 8, 2018, the Company granted options under the Plan for the purchase of an aggregate of 100,000 shares of common stock to Bryan Murphy, a new director of the Company. The options have a five year term, an exercise price of CAD $1.00 ($0.79), and vest equally in halves commencing initially on the date of grant and thereafter on December 31, 2018.

The purpose of the Plan is to attract, retain and motivate directors, management, staff and consultants by providing them with the opportunity, through Stock Options, to acquire a proprietary interest in the Company and benefit from its growth.

The Plan provides for the aggregate number of common shares for which Stock Options may be granted will not exceed 10% of the issued and outstanding common shares at the time Stock Options are granted. At December 31, 2017 there were 20,510,500 common shares outstanding and 1,846,996 Stock Options outstanding (271,996 options issued to replace the stock options of Black Range and 1,575,000 issued to a number of officers, consultants, directors and employees of the Company). Consequently, at that date the maximum number of Stock Options eligible for issue may not convert into an aggregate of more than 2,051,050 common shares under the provisions of the Plan which represents 10% of the current issued and outstanding common shares. As at the date of this document, there were 1,783,664 Stock Options to purchase common shares currently outstanding, and after the issuance of 60,832 and 909,622 respectively shares in a shares-for-debt in May 2018 and in a private placement in May 2018 there are therefore 2,148,095 common shares available for issuance under the Plan.

A Stock Option exercise price shall not be less than the most recent share issuance price. The maximum term is five years. There are no specific vesting provisions under the Plan. Options are non-assignable and non-transferable except that Stock Options may be transferred to the spouse of an optionee or to the registered retirement savings plan or registered pension plan of an optionee.

The Plan provides if the optionee’s employment is terminated for any reason, or if the service of a director, senior executive or consultant of the Company who is an optionee is terminated, any vested Stock Option of such optionee may be exercised during a period of ninety (90) days following the date of termination of such employment or service, as the case may be In the case of an optionee’s death, any vested Stock Option of such optionee at the time of death may be exercised by his or her heirs or legatees or their liquidator during a period of 365 days following such optionee’s death.

The total number of Shares issuable to any one person during a 12-month period may not exceed five percent (5%) of the total number of Shares issued and outstanding. Options granted to consultants providing investor relations activities must vest over 12 months in stages of no more than 25% in any three month period. Also, in any 12-month period, no options exercisable for more than 2% of the Company’s issued and outstanding shares may be awarded to Consultants or employees conducting investor relations activities. The Plan provides that where options are cancelled or lapse under the Plan, the associated Shares become available again and new options may be granted in respect thereof in accordance with the provisions of the Plan.

The Board may make any amendment to the Plan, without shareholder approval, except: (i) an increase in the number of common shares reserved for issue under the Plan; and (ii) a reduction in the exercise price or the extension of the expiry date of an option held by an insider.

Stock Options Granted and Outstanding

An aggregate of 825,000 stock options have been granted during the financial year ended December 31, 2017. During that financial year no options were exercised.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by securityholders	1,846,996	$1.92	204,054
Equity compensation plans not approved by securityholders	Nil	Nil	Nil
Total	1,846,996	$1.92	204,054

*   As of December 31, 2017.

Outstanding Equity Awards at Fiscal Year-End

The disclosure under this “Outstanding Equity Awards at Fiscal Year-End” section is made pursuant to the SEC rules.

Outstanding Equity Awards Table

The following table sets forth unexercised options, unvested stock and equity incentive plan awards outstanding for our named Executive Officers as of December 31, 2017.

Outstanding Option Awards at Fiscal Year-End for 2017

Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($CAD)	Option expiration date
George Glasier	150,000		-	$2.50	10/4/2021
	133,333	(1)	66,667	$1.60	10/6/2022
Robert Klein	100,000		-	$2.50	10/4/2021
	133,333	(1)	66,667	$1.60	10/6/2022
Russell Fryer	150,000		-	$2.50	10/4/2021
	133,333	(1)	66,667	$1.60	10/6/2022

(1)	The options that were unvested at December 31, 2017 vested on March 31, 2018.

Outstanding Stock Awards at Fiscal Year-End for 2017

None.

Director Compensation

The following tables set forth a summary of the compensation earned by each director who is not a named executive officer and who served on the Board during 2017 for the fiscal year ended December 31, 2017.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Michael Skutezky (1)	$42,966	$-	$-	$42,966
Andrew Wilder(2)	$26,638	$-	$34,615	$61,253

(1)	Mr. Skutezky is the Owner of Rhodes Capital Corporation (“Rhodes Capital”) and Michael R. Skutezky BA LLB. These companies provide consulting services to the Company. During the year ended December 31, 2017, the Company incurred $42,966 to these companies, consisting of $39,924 in consulting fees and $3,042 in director fees for Mr. Skutezky’s services. Mr. Skutezky resigned from the Board on July 27, 2017.
(2)	Mr. Wilder is the owner of Bedford Bridge. During the year ended December 31, 2017, the Company incurred $26,638 to Bedford Bridgeand Mr. Wilder consisting of $22,000 in consulting fees and $4,638 in director fees. On October 6, 2017, Mr. Wilder was granted an option to purchase 200,000 shares of our common stock at an exercise price of CAD $1.60 per share which expires five years from the date of issuance. These options vest in thirds in equal installments on the date of grant, October 31, 2017 and March 31, 2018.

Corporate Governance Disclosure

Corporate governance refers to the policies and structure of the board of directors of a company, whose members are elected by and accountable to the shareholders of the Company. Corporate governance encourages establishing a reasonable degree of independence of the board of directors from executive management and the adoption of policies to ensure the board of directors recognizes the principles of good management. The Board believes that good corporate governance improves corporate performance and benefits all shareholders and is committed to sound corporate governance practices.

The Canadian Securities Administrators (the “CSA”) have adopted National Policy 58-201 – Corporate Governance Guidelines, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as the Company. In addition, the CSA have implemented National Instrument 58-101 – Disclosure of Corporate Governance Practices, which prescribes certain disclosure by the Company of its corporate governance practices. This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with Form 58-101F2 – Corporate Governance Disclosure.

Board of Directors

The Board of the Company facilitates its exercise of independent supervision over management by ensuring representation on the Board by directors who are independent of management and by promoting frequent interaction and feedback.

Directors are considered to be independent if they have no direct or indirect material relationship with the Company. A “material relationship” is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of a director’s independent judgment.

The Company’s Board currently consists of three directors. Among this group, Bryan Murphy is is the only independent Director based upon the tests for independence set forth in National Instrument 52-110 Audit Committees.

SEC rules require a separate determination of independence of the Company’s directors based on the definition of independence of a U.S. national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be independent. Under Rule 5605(a)(2) of the Nasdaq Listing Rules, one director of the Company, Bryan Murphy, would be considered an independent director. Under Rule 5605(c)(2) relating to audit committee composition, Bryan Murphy, would be considered an independent director.

Directorships

None of the directors of the Company serves on the board of directors of any other reporting issuer.

Compensation Principles

The main objective of the Company’s executive compensation program is to ensure that executive compensation is fair and reasonable, rewards directors and management’s performance, and is successful in attracting and retaining experienced executives. The Company’s compensation program is based on the principle that the compensation should be aligned with the short, medium and long-term interests of Company’s shareholders. The Company’s compensation program also recognizes that the various components thereof must be sufficiently flexible to adapt to unpredictable developments in the uranium and vanadium markets.

The Company’s executive compensation program is comprised of three primary components: (a) base salary; (b) a short-term incentive plan, which includes the potential for cash bonuses; and (iii) a long-term incentive plan, which consists of grants of stock options. The Board does not have a compensation committee and executive compensation is determined by the Board as a whole. In determining the executive compensation, the Board bears in mind the nature of the Company and scope of its operations, the small number of executive officers and the financial health of the Company.

The base salary of each executive is reviewed and evaluated by the Board based on the principles, objectives, criteria and processes outlined above. Upon the Company’s listing on the CSE, the Board established a compensation of CAD$2,000 per quarter for each director who is not otherwise remunerated by the Company.

The CEO of the Company received no salary or other type of compensation for the 2016 financial year. The only executive officer compensated by the Company since inception has been the CFO of the Company. As the Company is a newly established non-producing mineral exploration and mining company, the Chief Financial Officer role has historically been fulfilled through a consulting agreement. The Chief Executive Officer has determined the terms of, and overseen the drafting of agreements for the Chief Financial Officer’s engagement, which upon completion have been presented to the Board for input and approval.

The Company had entered into an employment agreement with its CEO at the beginning of 2017. At the request of the Board, the CEO employment agreement was prepared by a large regional law firm in the US with a well-regarded employment law practice. This Denver headquartered firm, did a survey of comparable mining companies with assets in Colorado to derive both compensation and employment provisions. The resulting proposed agreement was presented to the Board and, after slight modification, was presented to the CEO.

In November 2017, the Company entered into an employment agreement with its CFO. That agreement has similar general terms and conditions to the CEO employment agreement, although certain key terms are different (for details on the CEO and CFO employment agreements, please refer to section “Employment, Consulting and Management Contracts” of this Circular).

A short-term incentive award, if any, in the form of a cash bonus may be awarded by the Board based on the principles, objectives, criteria and processes outlined above. No such bonus was awarded for the 2017 financial year or since the beginning of the current financial year.

With regard to long-term incentives, the Company has stock option plan which permits the granting of options to purchase common shares to directors, officers, employees and consultants of the Company. The stock option plan was approved by the shareholders of the Company and is administered by the Board. The amount of options to be granted to an executive is determined by the Board based on the principles, objectives, criteria and processes outlined above. During the 2017 Financial Year, the Board granted a total 600,000 stock options to the Company’s executives. Please refer to the section Incentive Plan Awards of the Circular for further details.

The Company’s executive compensation program has allowed the Company to attract and retain a team of motivated executives who are working towards the common goal of enhancing the Company’s value. The Board will periodically review the executive compensation program to ensure that the resulting compensation remains consistent with the performance of the Company.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors as a whole is responsible for risk oversight for the Company. Our executive officers address and discuss with the Board the Company’s risks and the manner in which we manage or mitigate such risks. While the Board has the ultimate responsibility for the Company’s risk oversight, the Board works in conjunction with the Audit Committee on certain aspects of its risk oversight responsibilities. In particular, the Audit Committee focuses on financial reporting risks and related controls and procedures. We do not currently have a compensation committee or a nominating committee, so the full Board evaluates the risks associated with the Company’s compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives, and it oversees risks associated with our Code of Conduct.

The Company’s leadership structure is enhanced by having two separate individuals serving as Chief Executive Officer and Chairman of the Board. We believe that such a structure allows for a more effective monitoring and objective evaluation of the performance of management.

Orientation and Continuing Education

The Company does not currently have a formal orientation program for new directors. The Board’s continuing education is typically derived from correspondence with the Company’s auditors, solicitors, and other advisers to remain up to date with the relevant corporate and securities law matters,

Ethical Business Conduct

The Board adopted a written Code of Conduct at a meeting of the board of directors on September 12, 2015. The role of the Board is to oversee the conduct of the Company’s business, to set corporate policy and to supervise management, which is responsible for the day-to-day conduct of business. However, given the size of the Company, all material transactions are addressed at Board level.

Nomination of Directors

Because of the small size and early stage of the Company, the Company does not have a standing nominating committee. Directors are nominated by the Board of Directors, which considers individual director qualifications as a whole. The Board believes that this is a practical approach at this stage of the Company’s development and given the size of the Board. While there are no specific criteria for Board membership, the Company attempts to attract and maintain directors with business knowledge and a particular knowledge of mineral exploration and development or other areas such as finance which would assist in guiding the Company’s officers in the performance of their roles.

Pension Plan Benefits

There is no pension plan benefit for any NEO or executive officer, employee or former director, executive officer or employee of the Company or any of its subsidiaries.

Attendance of Directors at Meetings

Seven meetings of the Board of Directors were held in 2017, and all directors attended all such meetings. The Company does not have a policy regarding attendance of directors at shareholder meetings. All those who were directors at that time attended the Company’s annual general meeting held on June 7, 2017. All current directors have indicated that they intend to attend the Meeting on June 29, 2018.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, nominee for election as a director, executive officer, employee or former director, executive officer or employee of the Company or any of its subsidiaries, or any of their associates or other member of management of the Company, was indebted to the Company at any time since the beginning of the most recently completed financial year or as at the date hereof.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

An informed person is one who generally speaking is a director or executive officer or a 10% shareholder of the Company. To the knowledge of management of the Company, no informed person or nominee for election as a director of the Company or any associate or affiliate of any informed person or proposed director had any interest in any transaction involving the Company since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

AUDIT COMMITTEE

The Board of Directors had an audit committee meeting on April 2, 2018 which included a report and discussion by the auditor, MNP LLP this was done with the release of the annual audited financial statements. Prior to the establishment of the audit committee on April 25, 2017, the Board of Directors as a whole was responsible for all responsibilities generally assigned to an audit committee.

Audit Committee Charter

The full text of the Company’s Audit Committee Charter is set out in Schedule “A” hereto.

Composition of the Audit Committee

National Instrument 52-110 (“NI 52-110”) requires the Company, as a venture issuer, to disclose in its management information circular certain information concerning the constitution of audit committee (the “Audit Committee”) and its relationship with its independent auditor.

The Audit Committee is currently composed of Messrs. Andrew Wilder (Chair), Bryan Murphy and George Glasier. As defined in NI 52-110, Bryan Murphy is the only independent member of the Audit Committee.

All current members of the Audit Committee are considered to be financially literate.

The Chair of the Audit Committee, Andrew Wilder, who has previously served as Western’s Chief Financial Officer, qualifies as an “audit committee financial expert”, as defined by the SEC.

Mr. Wilder is a Managing Member, investment committee member, and COO and CFO at Inventiv Capital Management, an infrastructure and private equity fund management business focused on promoting the UN’s Sustainable Development Goals.  Previously Mr. Wilder was CFO, COO and co-founder of North Sound Capital, a $3 billion peak AUM long/short equity hedge fund, and more recently was founder and CEO of Cross River Group, a business development firm focused on private equity businesses and real asset project developers in the Natural Resource and Technology sectors. He co-founded Columbus Avenue Consulting, an independent fund administration business with 90 clients and $7 billion AUA which was sold in 2012. Earlier in his career, Mr. Wilder was the Head of Operations for C. Blair Asset Management, a $500 million long/short equity hedge fund based in Greenwich, CT. Mr. Wilder began his career as Manager in Audit for Deloitte & Touche. He currently serves on the Board of Directors for Western Uranium Corporation. Mr. Wilder holds the Chartered Accountant (Canada) designation and the CFA designation. He received a Masters in Business Administration from the University of Toronto and a Bachelor of Arts from the University of Western Ontario.

Mr. Murphy is a Managing Partner of Quest Partners, a boutique investment bank that focuses on the provision of M&A, corporate finance, and business strategy services. Since founding the firm in 2006, Mr. Murphy has developed extensive international experience and relationships advising high-growth businesses across North America, Europe, and the Middle East. In the prior dozen years, Mr. Murphy held senior management roles at Canadian Tire Corporation overseeing divisions and business lines. Additionally, Mr. Murphy was formerly a board member of Covenant House Toronto, one of Canada’s largest homeless youth agencies. Mr. Murphy has an Honours Bachelor of Arts in Business Administration majoring in Finance and an MBA with Distinction from the University of Western Ontario Richard Ivey School of Business.

Mr. Glasier has over 40 years experience in the uranium industry, with extensive experience in sales and marketing; project development and permitting uranium processing facilities. He was an Owner, Director and Vice President of Marketing at Energy Fuels Nuclear, the largest producer of uranium in the United States during the 1980’s. He is the Founder of Energy Fuels Inc. (formerly Volcanic Metals Exploration Inc.) and served as its Chief Executive Officer, President and Director from January 24, 2006 to March 31, 2010. At Energy Fuels, he was responsible for assembling a key management team, acquiring a portfolio of uranium projects, and leading the successful permitting process that culminated in the licensing of the Piñon Ridge Uranium Mill in Western Montrose County, Colorado. Mr. Glasier received his Juris Doctorate and Bachelor of Science/Business Administration from the University of Denver.

Audit Committee Oversight

There have been no recommendations of the Audit Committee, since the commencement of the Company’s most recently completed financial year, which the Board has not adopted.

Pre-Approval Policies and Procedures

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services.

Report of the Audit Committee

As required under the SEC rules, the report of the Audit Committee for the financial year ended December 31, 2017 is attached hereto as Schedule “C” to this Circular.

External Auditor Services Fees

The following table sets forth the aggregate fees billed by MNP LLP (“MNP”), the Company’s independent registered accounting firm for the fiscal years ended December 31, 2016 and December 31, 2017. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described in the table below.

	2016	2017
Audit fees(1)	$33,485	$27,839
Audit-related fees(2)	$-	$-
Tax fees(3)	$26,141	$10,420
All other fees(4)	$38,111	$28,985
Total fees	$97,737	$67,244

Notes:

(1)	Consist of fees billed for professional services rendered for the audit of the consolidated financial statements.
(2)	There were no fees billed by MNP for professional services rendered for audit-related services for the years ended December 31, 2016 and 2017.
(3)	Consists of tax preparation and tax advisory fees.
(4)	Consists of fees billed for review of the quarterly interim consolidated financial statements. These fees also include the review of registration statements and the delivery of consents in connection with registration statements and administrative fees.

The Company’s Board of Directors has established pre-approval policies and procedures, pursuant to which the Board approved the foregoing audit and audit-related services provided by MNP in 2017 and 2016 consistent with the Board’s responsibility for engaging Western’s independent auditors. The Board also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Board has determined that the rendering of such services is compatible with MNP maintaining its independence.

AUDITORS, TRANSFER AGENT AND REGISTRAR

The Company’s current auditor is MNP LLP, 50 Burnhamthorpe Road West, Suite 900, Mississauga , ON L5B 3C2.

Capital Transfer Agency Inc., 390 Bay Street, Suite 920, Toronto, ON M5H 2Y2, has been appointed as the Company’s registrar and transfer agent.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed in this management information circular, no director or officer of the Company, no proposed nominee for election to the Board, no person owning or exercising control over more than 10% of the Company’s issued and outstanding shares, and no associate or affiliate of any such person has had any material interest, direct or indirect, in any material transaction involving the Company since the commencement of the most recent completed financial year.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Pursuant to the SEC’s Rule 14a-8, shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next meeting of shareholders. To be eligible for inclusion in our 2019 management information circular, your proposal must be received by us no later than 120 days before May 29, 2019 and must otherwise comply with Rule 14a-8. While our Board will consider shareholder proposals, we reserve the right to omit from our proxy statement relating to our 2019 meeting shareholder proposals that we are not required to include under applicable law, including Rule 14a-8.

Any shareholder wishing to deliver such proposals or otherwise communicate with members of the Board of Directors may send their communications to the Chairman of the Board at 330 Bay Street, Suite 1400, Toronto, Ontario M5H 2S8.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “Annual Report”) is being provided to shareholders as part of the Meeting Materials and serves as the annual report to security holders required to be delivered pursuant to SEC’s Rule 14a-3(b).

ADDITIONAL INFORMATION

Additional information concerning the Company can be obtained from www.sedar.com, on the SEC website at www.sec.gov, and on the CSE at www.thecse.com. Shareholders of the Company may contact the Company to request copies of our financial statements and Management’s Discussion and Analysis. Financial information is provided in the Company’s financial statements and Management’s Discussion and Analysis for the year ended December 31, 2017.

APPROVAL OF DIRECTORS

The Circular and the mailing of same to Shareholders have been approved by the Board of Directors of the Company.

DATED the 29th day of May, 2018.

BY ORDER OF THE
BOARD OF DIRECTORS

George Glasier
President and Chief Executive Officer

Schedule “A”

WESTERN URANIUM CORPORATION

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1.   PURPOSE AND PRIMARY RESPONSIBILITY

1.1  This Charter sets out the Audit Committee’s purpose, composition, member qualification, member appointment and removal, responsibilities, operations, manner of reporting to the Board of Directors (the “Board”) of Western Uranium Corporation and its subsidiaries (the “Company”), annual evaluation and compliance with this Charter.

1.2  The primary responsibility of the Audit Committee is for oversight of the Company’s financial reporting process, on behalf of the Board. This includes oversight responsibility for financial reporting and continuous disclosure, oversight of external audit activities, oversight of financial risk and financial management control, and oversight responsibility for compliance with applicable laws in the area of financial reporting, as well as complaint procedures. The Audit Committee is also responsible for other matters as set out in this charter or as may be directed by the Board from time to time.

2.  MEMBERSHIP

2.1  Each member of the Audit Committee must be a Director of the Company.

2.2  The Audit Committee will consist of at least three members, all of whom shall be financially literate. An Audit Committee member who is not financially literate may be appointed to the Audit Committee, provided the member becomes financially literate within a reasonable period of time following his or her appointment.

2.3  The members of the Audit Committee will be appointed annually (and from time to time thereafter to fill vacancies on the Audit Committee) by the Board. An Audit Committee member may be removed or replaced at any time at the discretion of the Board.

3. AUTHORITY

3.1  The Audit Committee shall have the resources and authority to carry out the duties and responsibilities included in this Charter, including the authority to:

a)	engage, and set the compensation for, external counsel and other advisors as it determines necessary to carry out its duties and responsibilities and any such consultants or professional advisors retained by the Audit Committee will report directly to the Audit Committee;

b)	communicate directly with management and any internal auditor, and with the external auditor without management involvement; and

c)	incur ordinary administrative expenses that are necessary or appropriate in carrying out its duties, such expenses to be paid for by the Company.

4. DUTIES AND RESPONSIBILITIES

4.1  The duties and responsibilities of the Audit Committee include responsibility to:

Oversight of the External Auditor

(a)	recommend to the Board the external auditor to be nominated by the Board;

(b)	recommend to the Board the compensation of the external auditor, to be paid by the Company, in connection with (i) preparing and issuing the audit report on the Company’s financial statements, and (ii) performing other audit, review or attestation services;

(c)	review the external auditor’s annual audit plan, fee schedule and any related services proposals (including meeting with the external auditor to discuss any deviations from or changes to the original audit plan, as well as to ensure that no management restrictions have been placed on the scope and extent of the audit examinations by the external auditor or the reporting of their findings to the Audit Committee);

(d)	oversee the work of the external auditor;

(e)	evaluate and report to the Board with regard to the independence and performance of the external auditors, including an evaluation of the lead partner, consideration of a rotation of the lead partner of the external auditor and the audit firm itself and, if necessary, make recommendations to the Board to take additional action to satisfy itself of the qualifications, performance and independence of the external auditor;

(f)	review and discuss with management and the external auditor the external auditor’s written communications to the Audit Committee in accordance with generally accepted auditing standards and other applicable regulatory requirements arising from the annual audit and quarterly review engagements;

(g)	resolve disputes between management and the external auditor regarding financial reporting;

(h)	review and discuss with management and the external auditor major issues regarding accounting principles and financial statement presentation, including any significant changes in the selection or application of accounting principles to be observed in the preparation of the financial statements of the Company and its subsidiaries;

Financial Reporting

(i)	review and discuss with management and the external auditor the annual audited and quarterly unaudited financial statements and related Management Discussion and Analysis (“MD&A”), including the appropriateness of the Company’s accounting policies, disclosures (including material transactions with related parties), reserves, key estimates and judgements (including changes or variations thereto) and obtaining reasonable assurance that the financial statements are presented fairly in accordance with GAAP and the MD&A is in compliance with appropriate regulatory requirements;

(j)	review and discuss with management and the external auditor all press releases containing financial information based on the Company’s financial statements, as well as financial information and earnings guidance provided to analysts and rating agencies prior to such information being disclosed indicating in the disclosure that the Audit Committee reviewed the disclosure and releasing where feasible any earning releases concurrently with the filing of the quarterly or annual financial statements;

(k)	report on and recommend to the Board the approval of the annual financial statements and the external auditor’s report on those financial statements, the quarterly unaudited financial statements, and the related MD&A and press releases for such financial statements, prior to the dissemination of these documents to shareholders, regulators, analysts and the public;

(l)	satisfy itself on a regular basis through reports from management and related reports, if any, from the external auditors, that adequate procedures are in place for the review of the Company’s disclosure of financial information extracted or derived from the Company’s financial statements, that such information is fairly presented;

(m)	satisfy itself that management has developed and implemented a system to ensure that the Company meets its continuous disclosure obligations through the receipt of regular reports from management and the Company’s legal advisors on the functioning of the disclosure compliance system (including any significant instances of non-compliance with such system), in order to satisfy itself that such system may be reasonably relied upon;

(n)	oversee compliance with regulatory authority requirements for disclosure of external auditor services and Audit Committee activities;

(o)	review and discuss such other relevant public disclosures containing financial information as the Committee may consider necessary or appropriate;

Internal Controls over Financial Reporting and Disclosure Controls

(p)	oversee the adequacy of the Company’s system of internal accounting controls and obtain from management and the external auditor summaries and recommendations for improvement of such internal controls and processes, together with reviewing management’s remediation of identified weaknesses;

(q)	review and monitor the processes in place to identify and manage the principal risks that could impact the financial reporting of the Company, assess the effectiveness of the over-all process for identifying principal business risks and report thereon to the Board;

(r)	review activities, organizational structure, and qualifications of the Chief Financial Officer (“CFO”) and employees in the financial reporting area and ensuring that matters related to succession planning within the Company are raised for consideration at the Board;

(s)	review and discuss with management the disclosure controls relating to the Company’s public disclosure of financial information, including information extracted or derived from financial statements and assess the adequacy of such procedures;

(t)	review the effectiveness of the Company’s internal and disclosure control procedures including information gathering systems in order to assess the adequacy of these procedures which the Company has implemented to support financial reporting;

(u)	inquire as to major internal control weaknesses identified by the auditors, the Company or by external party and the effectiveness of management to correct these problems;

Complaint Procedures

(v)	establish procedures for the receipt, retention and treatment of complaints received by the Company from employees and others regarding accounting, internal accounting controls or auditing matters and questionable practices relating thereto and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

Other

(w)	review the external auditor’s report to the shareholders on the Company’s annual financial statements; and

(x)	review and approve the Company’s hiring policies with respect to partners or employees (or former partners or employees) of either a former or the present external auditor.

4.2  In addition to the forgoing list of duties, the Committee may perform such other functions as may be necessary or appropriate to the circumstances, or as delegated by the Board.

5. STRUCTURE AND COMPOSITION

Composition

5.1  The appointment of the members of the Audit Committee shall take place annually, at the first meeting of the board, after a meeting of the shareholders at which directors are elected, provided that if the appointments are not made, the Directors then serving as members of the Audit Committee shall continue to service until their successors are appointed.

5.2  The Committee shall review on a periodic basis whether any of its members serve on the audit committees of other public companies. If any of the Audit Committee members fall into this category, the Committee shall consider the ability of such members to effectively serve on the Audit Committee and, if it is determined that such members are able to continue serving, the Committee shall record the reasons for such a decision.

5.3  The Board shall add members to the Audit Committee, on the recommendation of the Governance and Nominating Committee, to fill vacancies on the Audit Committee, in accordance with the Articles and Bylaws of the Company.

5.4  The Committee may create one or more subcommittees and may delegate, in its discretion, all or a portion of its duties and responsibilities to such subcommittees.

5.5  The Board shall designate one member of the Committee as the Chair of the Committee (“Committee Chair”) and shall serve until his or her earlier resignation or removal by resolution of the Board, or until he or she ceases to be a Director of the Company.

Responsibilities of the Committee Chair

5.6  The responsibilities of the Committee Chair shall include:

a)	lead the Committee in undertaking the duties and responsibilities under this Charter;

b)	facilitate the flow of information to members of the Committee required in a timely fashion;

c)	facilitate access by members of the Committee to management, as necessary;

d)	chair Committee meetings;

e)	work with the Committee members and the Chief Executive Officer (“CEO”) to establish the frequency of, and agenda for, Committee meetings;

f)	lead the Committee in reviewing and assessing the adequacy of its mandate, evaluate the effectiveness in fulfilling its mandate and make recommendations to the Governance and Nominating Committee;

g)	maintain regular liaison with the external auditor, including the lead partner and management, including the CEO and the CFO;

h)	canvass members for continuous educational needs and, in conjunction with the Board education program, arrange for such education to be provided to the Committee on a timely basis; and

i)	make oral and written reports to the Board, on behalf of the Committee, on the activities and recommendations of the Committee (unless that responsibility is otherwise delegated by the Committee or the Committee Chair to another Committee member) at the next Board meeting or more regularly, as required.

5.7  The Committee Chair shall have the power to delegate his or her authority and duties to an individual member of the Committee as he or she considers appropriate;

Meetings

5.8  The calling, times and locations of meetings of the Audit Committee and procedures at such meetings, shall be determined from time to time by the Audit Committee, provided that there shall be a minimum of four meetings per year.

5.9  In general, and subject to the notice provisions in the Company’s Articles and Bylaws, written notice shall be provided no later than 48 hours prior to the meetings, unless waived by all members of the Audit Committee. Notice of every meeting shall be given to the external auditors, the Board, the Board Chair and the CEO.

5.10  A Committee member may participate in a Committee meeting by means of such telephonic, electronic or other communication facilities so as to permit all persons participating in the meeting to communicate adequately with each other. A member participating in such a meeting by any such means is deemed to be present at the meeting.

5.11  If a Committee Chair is not present at any meeting of a Committee, one of the other members of the Committee present at the meeting shall be chosen by the Committee to preside at the meeting.

5.12  Each of the members of the Audit Committee, Board Chair, external auditor, CEO or CFO shall be entitled to request that the Chair of the Audit Committee call a meeting, which shall be held within 48 hours of receipt of such request.

5.13  Agendas for the meetings of the Committee will be developed by the Chair of the Committee and shall be circulated to Committee members prior to the Committee meetings.

5.14  The Audit Committee shall have the right to require the external auditors, or any member of management, or any employee of the Company to attend a meeting of the Audit Committee.

5.15  The quorum for a meeting of the Committee is a majority of the members of the Committee, or such greater number as the Committee shall by resolution determine.

5.16  The affirmative vote of a majority of the members of the Committee participating in any meeting of the Committee is necessary for the adoption of any resolution.

5.17  The Committee may invite such officers, Directors, and employees of the Company as it may see fit from time to time to assist the Committee with the carrying out of its duties and responsibilities under this Charter.

5.18  The Committee shall hold regular in camera sessions, during which the members of the Committee shall meet in the absence of management.

5.19  The Committee will meet separately with each of the CEO and the CFO of the Company (at least annually) to review the financial affairs of the Company.

5.20  The Committee will meet with the external auditor of the Company at least once each year, at such time(s) as it deems appropriate, to review the external auditor’s examination and report.

5.21  The external auditor must be given reasonable notice of, and has the right to appear before and to be heard at, each meeting of the Committee.

5.22  The Committee shall report to the Board on its activities after each meeting. The Committee shall report its discussions to the Board by providing an oral or written report at the next Board meeting.

5.23  The Committee will report, at least annually, to the Board regarding the Committee’s examinations and recommendations.

5.24  The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

6.  PERFORMANCE REVIEW

6.1  The Committee shall on an annual basis:

a)	review and assess the adequacy of the Charter and, if necessary, make recommendations to the Board with respect to its modification or amendment;

b)	undertake a regular performance evaluation of the Committee and compare the performance of the Committee to the Charter in a manner the Committee deems appropriate; and

c)	report the results of the performance evaluation to the Board, which may take the form of an oral or written report by the Committee Chair or any other member of the Committee designated by the Committee Chair to make the report.

SCHEDULE “B”

RESOLUTION AUTHORIZING NAME CHANGE

“BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

a) the name of Western Uranium Corporation (the “Company”) be changed to “Western Uranium & Vanadium Corp.”, or such other variant of such name as may be approved by the Canadian Securities Exchange and permissible under applicable laws;

b) any one director or officer of the Company is hereby authorized to execute (whether under the corporate seal of the Company or otherwise) and deliver all such documents and to do all such other acts and things as such director or officer may determine to be necessary or advisable in connection with these resolutions, the execution of any such document or the doing of any such other act or thing by any director or officer of the Company being conclusive evidence of such determination; and

c) the Board be and it is hereby authorized to revoke the present resolution before it is implemented without further approval of the shareholders of the Company, as well as to select a date for the implementation of the name change and to also delay the implementation of the name change, in all cases in the Board’s discretion.”

Schedule “C”

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board has furnished the following report on its activities during the fiscal year ended December 31, 2017. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended December 31, 2017, the members of the Audit Committee were Andrew Wilder and Russell Fryer, neither of whom was an independent director as defined by the applicable Nasdaq and SEC rules.

The Audit Committee met telephonically with the Company’s independent auditors, MNP LLP, with the Company’s CFO participating on the call. The Audit Committee reviewed and discussed with the independent auditors and with management the Company’s audited financial statements and the adequacy of the Company’s internal controls. They discussed the independent auditor’s audits and the overall qualify of the Company’s financial reporting. The Audit Committee offered to meet with the independent auditors without management present, if desired.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16—Communications with Audit Committees. The Company’s independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditors the independent auditors’ independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.

Date: May 25, 2018

Andrew Wilder (Chair)

WESTERN URANIUM CORPORATION

PROXY

FOR USE AT THE
ANNUAL GENERAL and SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON JUNE 29, 2018

The undersigned, being a shareholder of WESTERN URANIUM CORPORATION (the “Corporation”) hereby appoints, George Glasier, President and Chief Executive Officer of the Corporation, or failing him, Bryan Murphy, Chairman of the Corporation, or instead of either of them,                                    as proxyholder for and on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the annual general and special meeting of the shareholders of the Corporation to be held on June 29, 2018 (the “Meeting”) and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof. The undersigned hereby directs the proxyholder to vote the securities of the Corporation recorded in the name of the undersigned as specified herein.

1.	FOR	☐	The election of George E. Glasier, Bryan Murphy, and Andrew Wilder as directors, as nominated by management of the Corporation.
	WITHHOLD	☐	Instruction: To withhold your vote from any individual nominee, write the nominee’s name on the following space: __________________________________________________________

2.	FOR	☐	To approve the appointment of MNP LLP as auditors of the Corporation for the ensuing year and authorize the directors to fix the remuneration of the auditors.
	WITHHOLD	☐

3.	FOR	☐

To consider, and if deemed advisable, approve changing the Corporation’s name to Western Uranium & Vanadium Corp. or a variant thereof by adopting a special resolution substantially in the form set out in the information circular for the Meeting.

	AGAINST	☐

If any amendments or variations to the matters referred to above or to any other matters identified in the notice of meeting are proposed at the meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

To be valid, this proxy must be received by the Corporation’s transfer agent, Capital Transfer Agency Inc., 390 Bay Street, Suite 920, Toronto, ON M5H 2Y2, not later than 10:00 am (Daylight Saving Time), on the last business day preceding the day of the Meeting, being Thursday, June 28, 2018. Late proxies may be accepted or rejected by the Chairman of the meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

This proxy revokes and supersedes all proxies of earlier date.

DATED this day of , 2018.

Signature of Shareholder

Number of Shares Held
(See Reverse)	Name of Shareholder (Please Print)

NOTES:

1. THIS PROXY IS SOLICTED BY THE BOARD OF DIRECTORS OF THE CORPORATION.

2. The shares represented by this proxy will be voted. Where a choice is specified, the proxy will be voted as directed. Where no choice is specified, this proxy will be voted in favour of the matters listed on the proxy. The proxy confers discretionary authority on the above named person to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of Meeting accompanying the proxy or such other matters which may properly come before the Meeting.

3. Each shareholder has the right to appoint a person other than management designees specified above to represent them at the Meeting. Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a shareholder of the Corporation.

4. Each shareholder must sign this proxy. Please date the proxy. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized.

5. If the proxy is not dated in the space provided, it is deemed to bear the date of its mailing to the shareholders of the Corporation.

6. If the shareholder appoints any of the persons designated above, including persons other than management designees, as proxy to attend and act at the said Meeting:

(a) The shares represented by the proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for;

(b) Where the shareholder specifies a choice in the proxy with respect to any matter to be acted upon, the shares represented by the proxy shall be voted accordingly; and

(c) IF NO CHOICE IS SPECIFIED WITH RESPECT TO THE MATTERS LISTED ABOVE, THE PROXY WILL BE VOTED FOR SUCH MATTERS.

WESTERN URANIUM CORPORATION

(the “Corporation”)

Request for Financial Statements

In accordance with Canadian Securities Administrator’s National Instrument 51-102 – Continuous Disclosure Obligations, registered and beneficial shareholders may elect annually to receive a copy of our annual financial statements and corresponding management discussion and analysis (“MD&A”) or interim financial statements and the corresponding MD&A, or both.

If you wish to receive these documents by mail, please return this completed form to:

Capital Transfer Agency Inc.

390 Bay Street, Suite 920

Toronto, Ontario

M5H 2Y2

Rather than receiving the financial statements by mail, you may choose to view these documents on the SEDAR website at www.sedar.com.

I HEREBY CERTIFY that I am a registered and/or beneficial holder of the Corporation, and as such, request that my name be placed on the Corporation’s Mailing List in respect to its annual and/or interim financial statements and the corresponding MD&A for the current financial year.

Please send me:

☐	Interim Financial Statements with MD&A

☐	Annual Financial Statements with MD&A

PLEASE PRINT

FIRST NAME	LAST NAME

ADDRESS

CITY	PROVINCE/ STATE	POSTAL / ZIP CODE

COUNTRY

SIGNED:

(Signature of Shareholder)

IF THIS IS AN ADDRESS CHANGE, PLEASE CHECK HERE: ☐

(Please provide previous address below)

WESTERN URANIUM CORPORATION

NOTICE AND ACCESS NOTIFICATION TO SHAREHOLDERS

ANNUAL GENERAL and SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

JUNE 29, 2018

You are receiving this notification as Western Uranium Corporation (“Western” or the “Corporation”) has decided to use the notice and access model (“Notice and Access”), provided for under recent amendments to National Instrument 54-101, for the delivery of meeting materials to its shareholders. In respect to the Corporation’s annual general and special meeting of shareholders to be held on June 29, 2018 (the “Meeting”), instead of receiving paper copies of the Corporation’s management information circular, audited annual consolidated financial statements, MD&A and Form 10-K annual report for the year ended December 31, 2017 (the “Meeting Materials”), shareholders are receiving this notice with information on how they may access the Meeting Materials electronically. However, together with this notification, shareholders continue to receive a proxy or voting instruction form, as applicable, enabling them to vote at the Meeting. The use of this alternative means of delivering Meeting Materials is more environmentally friendly and will reduce the Corporation’s printing and mailing costs.

MEETING DATE AND LOCATION:

The Meeting will be held at 10:00 a.m. (Daylight Saving Time) on Friday, June 29, 2018 at the OTCQX Market Center located at 304 Hudson Street 3rd Floor, New York, New York, 10013, for the following purposes:

SHAREHOLDERS WILL BE ASKED TO CONSIDER AND/OR VOTE ON THE FOLLOWING MATTERS:

1. Financial Statements: To receive the audited annual consolidated financial statements of the Corporation for the fiscal period ended December 31, 2017 with the report of the auditors therein.

2. Election of Directors: To elect the directors of the Corporation for the ensuing year.

3. Appointment of Auditors: To re-appoint MNP LLP as the auditors of the Corporation for the ensuing year and to authorize the Directors to fix their remuneration.

4. Name Change: To consider, and if deemed advisable, approve changing the Corporation’s name to Western Uranium & Vanadium Corp. or a variant thereof by adopting a special resolution substantially in the form set out in the information circular for the Meeting.

5. Other Business: To consider and, if thought fit, act on other items of business that may be properly brought before the Meeting and any adjournment thereof.

SHAREHOLDERS ARE REMINDED TO VIEW THE MEETING MATERIALS PRIOR TO VOTING.

ACCESSING MEETING MATERIALS ONLINE

Material can be viewed online at www.SEDAR.com or at www.capitaltransferagency.com.

HOW TO OBTAIN PAPER COPIES OF THE MEETING MATERIALS

Beneficial shareholders may request paper copies of the Meeting Materials be sent to them by postal delivery at no cost. Requests for meeting material may be made up to one year from the date the information circular was filed on SEDAR, by contacting Capital Transfer Agency at toll free 1 (844) 499-4482. Requests should be received at least 10 business days in advance of the proxy deposit date and time set out in the accompanying proxy in order to receive the meeting material in advance of the meeting.

VOTING

Registered Shareholders are asked to return their proxies using the following methods by the proxy deposit date:

Mail:	Capital Transfer Agency Inc.
390 Bay Street, Suite 920
Toronto, ON M5H 2Y2

Fax:	(416) 350-5008

Email:	info@capitaltransferagency.com

Shareholders with questions about Notice and Access may contact the Capital Transfer Agency at toll free 1 (844) 499-4482 (US and Canada) or by email at info@capitaltransferagency.com.

Dated the 21st day of May, 2018

BY ORDER OF THE BOARD OF DIRECTORS

George Glasier

President, Chief Executive Officer, and Director